PagerDuty Appoints Jeremy Kmet Senior Vice President of Global Field Operations

Reaffirms Q4 and Fiscal Year 2023 Financial Guidance
Advances Global Scaling Initiative to Drive Continued Operating Margin Improvement

SAN FRANCISCO - January 24, 2023 - PagerDuty, Inc. (NYSE:PD), a leader in digital operations management, today announced Jeremy Kmet, Senior Vice President, North America Sales and Customer Acquisition, is being appointed Senior Vice President of Global Field Operations, reporting into Chair and CEO Jennifer Tejada, effective February 1, 2023. Dave Justice, Chief Revenue Officer, is leaving the company to pursue other opportunities after the financial year end.

Kmet, who joined the company in 2017, is credited with designing and scaling the land-and-expand motion underpinning PagerDuty’s efficient enterprise and mid-market growth, and setting the company’s performance pace. In Kmet’s expanded role, his leadership will extend beyond the Americas, which represents approximately 75% of annual recurring revenue, to include EMEA and APJ.

“Jeremy is a capable global leader with a track record of success. As we progress towards our goal of operating as a Rule of 40 company, I am confident in his ability to lead our GTM teams through our next phase of efficient growth,” said Tejada. “Jeremy is well respected by our customers, partners and employees, has deep product and domain expertise, and has demonstrated his ability to scale our unique go-to market model effectively and profitably.”

“I would like to thank Dave for his partnership and many contributions to the company and our customers. He will ensure a seamless transition through the end of the financial year, and we wish him well in his next endeavor."

As part of the company’s ongoing efforts to drive efficient growth and expand operating margins, PagerDuty is advancing global scaling initiatives designed to increase PagerDuty’s capacity, growing quota carrying and engineering headcount, while improving its cost structure. The changes include reallocating certain roles and realigning teams to continue to improve operational resiliency and agility, and rationalizing the company’s real estate footprint. The immediate impact is a 7% reduction in headcount in the near term, as some roles are eliminated and new roles created in cost-effective, high-talent geographies over time.

Tejada stated, “We are committed to continuing to grow PagerDuty’s revenue more than 20% year-over-year even in an uncertain economic environment. At the same time, we remain committed to continue the trend of significantly improving our operating margin, at least at the same level of improvement as FY23, balancing growth and profitability. These planned changes are designed to reinforce our go-to-market execution, improve operating margins, and enable us to continue to operate from a position of strength. While any action that impacts our employees is difficult, we are confident this is the right path forward for our company over the long term. I want to thank all of our departing employees for their hard work, significant contributions, and commitment to our customers.”

Financial Outlook - Fourth Quarter and Fiscal Year 2023

For the fourth quarter of fiscal 2023, PagerDuty reaffirms:

•Total revenue of $98.0 million - $100.0 million, representing a growth rate of 25% - 27% year over year
•Non-GAAP net income per diluted share attributable to PagerDuty, Inc. of $0.02 - $0.03 assuming approximately 102 million diluted shares

For the full fiscal year 2023, PagerDuty reaffirms:

•Total revenue of $368.0 million - $370.0 million, representing a growth rate of 31% - 31% year over year
•Non-GAAP net loss per share attributable to PagerDuty, Inc. of $0.01 - $0.00 assuming approximately 90 million basic shares and 101 million diluted shares.

PagerDuty has not reconciled its expectations as to non-GAAP net income (loss) per share attributable to PagerDuty to GAAP net loss per share attributable to PagerDuty because certain items are out of its control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP net income (loss) per share attributable to PagerDuty is not available without unreasonable effort.

In connection with the reallocation of roles, realigning teams and rationalization of real estate, PagerDuty expects to incur approximately $19.0 million to $23.0 million in charges, of which approximately $5.0 million to $7.0 million is expected to be incurred in the fourth quarter fiscal 2023 and $14.0 million to $16.0 million is expected to be incurred by the end of fiscal 2024.

The above information is preliminary and subject to the completion of year-end financial reporting processes and review. PagerDuty expects to release final fourth quarter and fiscal 2023 financial results in more detail and host a conference call in conjunction with the quarterly earnings release in March 2023.

These statements are forward-looking and actual results may differ materially. Please refer to the Forward-Looking Statements section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

About Jeremy Kmet

Jeremy Kmet is a seasoned customer-focused go-to-market leader with more than 20 years of experience leading enterprise SaaS companies. He is in his seventh year at PagerDuty, most recently having led its America’s go-to-market effort and global customer acquisition as Senior Vice President, North America Sales and Customer Acquisition. Prior to that role, he served as Senior Vice President, Commercial Sales and Customer Acquisition. Prior to joining PagerDuty, he was the Vice President for North America Sales at Zendesk. Before Zendesk, he served as Vice President of Commercial Sales for DocuSign. From 2004 to 2014, he held roles of increasing responsibility at Salesforce, including Vice President of Global Sales. Kmet started his career at Procter & Gamble and has a B.A. in Business Administration, Marketing Strategy, Finance, Information Technology and New Venture Creation from Wilfrid Laurier University in Waterloo, Ontario.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our future financial performance, financial outlook, expected benefits of our global scaling initiatives, and market positioning. Words such as “expect,” “extend,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “accelerate,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall,” “design” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks and other factors detailed in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 17, 2022 as well as information made available in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2022 and other filings and reports that we may file from time to time with the SEC. In particular, the following risks and uncertainties, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the effect of uncertainties related to the COVID-19 pandemic on U.S. and global markets, our business, operations, revenue results, cash flow, operating expenses, demand for our solutions, sales cycles, customer retention and our customers’ businesses; our ability to achieve and maintain future profitability; our ability to attract new customers and retain and sell additional functionality and services to our existing customers; our ability to sustain and manage our growth; our dependence on revenue from a single product; our ability to compete effectively in an increasingly competitive market; and general global market, political, economic, and business conditions; the risk that the restructuring costs and charges may be greater than anticipated; the risk that our restructuring efforts may adversely affect our ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management; the risk that restructuring efforts may negatively impact our business operations and reputation with or ability to serve customers; and the risk that the restructuring efforts may not generate their intended benefits, including operational resiliency and agility and a more efficient growth strategy to the extent or as quickly as anticipated.

Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

About PagerDuty, Inc.

PagerDuty, Inc. (NYSE:PD) is a leader in digital operations management. In an always-on world, organizations of all sizes trust PagerDuty to help them deliver a better digital experience to their customers, every time. Teams use PagerDuty to identify issues and opportunities in real time and bring together the right people to fix problems faster and prevent them in the future. Notable customers include Cisco, Genentech, Electronic Arts, Cox Automotive, Shopify, Zoom, DoorDash and more. To learn more and try PagerDuty for free, visit www.pagerduty.com. Follow our blog and connect with us on Twitter, LinkedIn, YouTube and Facebook.

Media Contact:
Claude Shy III
media@pagerduty.com

Tony Righetti
investor@pagerduty.com